UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2006

RMR HOSPITALITY AND REAL ESTATE FUND

(Exact name of registrant as specified in charter)

Massachusetts	811-21502	20-0652062
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458
(Address of principal executive offices, including zip code)

(866) 790-8165
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 1, 2006, RMR Hospitality and Real Estate Fund announced that it had scheduled its 2007 Annual Meeting of Shareholders. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2006	RMR HOSPITALITY AND REAL ESTATE FUND

	By:	/s/ Thomas M. O’Brien
Name: Thomas M. O’Brien
Title: President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 1, 2006